SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                   FORM 8-K\A\2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 27, 1999

                               CHEMFAB CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE ............          1-12767                 03-022-1503
(State or Other Jurisdiction of (Commission File Number)        IRS Employer
 Incorporation                                                Identification No.


                 701 Daniel Webster Highway, Merrimack, NH 03054
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (603) 424-9000

     This Current Report on Form 8-K\A\2 amends the Current Report on Form 8-K\A filed by Chemfab Corporation on March 13, 2000, solely to modify the pro forma financial report required by Item 7 (b) and the related exhibits.

     This Current Report on Form 8-K\A\2 contains forward-looking statements that involve risks and uncertainties. These statements relate to future events or activities and therefore are inherently uncertain. Actual performance and results may differ materially from those projected or suggested due to certain risks and uncertainties, including acquisition and transition challenges, assimilation issues in the consolidation process, customer reaction to the acquisitions, and operational and other risks relating to the combination of separate businesses. Additional information concerning certain other risks and uncertainties that could cause actual results to differ materially from those projected or suggested is contained in Chemfab Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, and subsequent Form 10-Q filings, which have been filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent the judgment of Chemfab Corporation as of the date of this Current Report on Form 8-K\A and Chemfab Corporation cautions against the placement of undue reliance on such statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of UroQuest

     The  following  financial   statements  of  UroQuest  are  incorporated  by
reference from pages F-2 through F-20 of UroQuest's Annual Report on Form 10-K for the year ended December 31, 1998 (Commission File Number 0-20963).

     - Consolidated Statements of Operations for the Years Ended December 31, 1998, 1997 and 1996.

     - Consolidated Balance Sheets at December 31, 1998 and 1997.

     - Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 1998, 1997 and 1996.

     - Consolidated Statements of Cash Flows or the Years Ended December 31, 1998, 1997 and 1996.

     - Notes to Consolidated Financial Statements.

     - Independent Auditors' Reports

     The  following  financial   statements  of  UroQuest  are  incorporated  by
reference from pages 2 through 8 of the UroQuest Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

     - Condensed Consolidated Statements of Operations for the Three Months and the Nine Months Ended September 30, 1999 and 1998 (unaudited).

     -  Condensed   Consolidated   Balance  Sheets  as  of  September  30,  1999
(unaudited) and December 31, 1998.

     - Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1999 and 1998 (unaudited).

     - Notes to Condensed Consolidated Financial Statements.

(b)      Pro Forma Financial Information


         Pro forma financial information required by this item is attached hereto as an exhibit.

(c)      Exhibits

Exhibit 23.2 Consent of KPMG LLP attached as an exhibit to the Current Report on Form 8-K as originally filed on January 11, 2000, is incorporated herein by reference.

Exhibit 99.1 Revolving Credit and Term Loan Agreement, dated as of November 29, 1999 by and among Chemfab, certain wholly-owned subsidiaries of Chemfab, and Brown Brothers Harriman & Co., as Lender and as Agent for itself the other Lenders, Fleet Bank NH, Citizens Bank of New Hampshire, Bank of New Hampshire and Other Lenders from time to time a party thereto, attached as an exhibit to the Current Report on Form 8-K as originally
                  filed  on  January  11,  2000,  is   incorporated   herein  by
                  reference.

Exhibit 99.2 Unaudited pro forma combined balance sheet of Chemfab and UroQuest as of December 26, 1999, unaudited pro forma combined statements of income for the year-ended June 30, 1999 and the six months ended December 26, 1999, and explanatory notes thereto.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHEMFAB CORPORATION



                                             By: /S/LAURENCE E. RICHARD
                                                    Laurence E. Richard
                                                    Chief Financial Officer




Dated:  July 5, 2000

                        Chemfab Corporation and UroQuest
           Notes to Pro Forma Combined Condensed Financial Statements
                                   (Unaudited)
                             (Dollars in Thousands)

Background Information

On December  27,1999  the Company  completed  the  purchase of UroQuest  Medical
Corporation ("UroQuest"). The Company acquired all of the outstanding capital stock of UroQuest in a cash merger for approximately $28,419,000.

The Company financed the acquisition with the proceeds of its new term loan agreement.

         Basis of Accompanying Unaudited Pro Forma Financial Statements

                                     Note 1

The acquisition will be accounted for as a purchase business combination. The purchase price has been preliminary allocated, pending the final valuation of certain acquired balances. This preliminary allocation has resulted in acquired goodwill of approximately $11,269,000, which is being amortized on a straight-line basis over 30 years and other acquired intangible assets of $11,858,000 which are being are being amortized over expected useful lives ranging from 5 to 25 years.

The Pro Forma Balance Sheet combines the unaudited balance sheet of UroQuest at December 27,1999 with the Company's consolidated balance sheet as of December 26, 1999. The Pro Forma Combined Income Statements present the combined operations of the Company and UroQuest for the year ended June 30, 1999 and the six months ended December 26, 1999 as if the acquisition had been completed at the beginning of the respective period. Adjustments have been made to reflect the discontinued operations of the Urology division and its corporate headquarters.

This unaudited pro forma combined financial information does not purport to be indicative of the results that actually would have been obtained if the acquisition had been effective on the date indicated, or of those results which may be obtained in the future. The pro form combined financial information should be read in conjunction with the consolidated financial statements of Chemfab Corporation included in the Company's Annual Report on Form 10K for the year ended June 30, 1999 and subsequent Quarterly Report on Form 10Q filings.

                                     Note 2

The following adjustments were applied to the historical balance sheet or historical statements of income in order to arrive at the pro forma combined balance sheet and pro forma combined statements of income.

a) Reflects the preliminary allocation of the purchase price and the incurred debt of $30,000,000 used to affect the purchase as follows:

       Consideration Paid                   $28,419,000
       Closing Costs                          1,519,000
       Purchase Price                       $29,938,000

     The purchase price has been allocated based on estimated fair values at date of acquisiton which resulted in the recognition of goodwill of approximately $11,269,000 and other intangible assets of approximately $11,858,000 which is to be amortized on a straight-line basis over the estimated useful lives. The preliminary allocation and estimate of useful lives subject to the finalization of an independent valuation, is as follows:


                                             Estimated           Estimated
                                             Fair Value          Useful Lives
                                              ----------          ------------
       Cash                                  $ 1,217,000
       Accounts Receivable                     3,118,000
       Inventory                               3,288,000
       Plant and Equipment                     2,645,000          2 - 30 years
       Goodwill                               11,269,000          30 years
       Intangibles - Patents and Trademarks   10,108,000          25 years
       Intangibles - Work Force in Place         750,000          5 years
       Intangibles - Customer List             1,000,000          20 years
       Other Current Assets                       77,000
       Deferred Taxes                           (848,000)
       Payables and Accruals                  (2,686,000)
                                             $29,938,000

(b) Reflects an increase to cost of goods sold for the year ending June 30, 1999 of $250,000 related to the purchase accounting for inventory and open orders.

(c) Reflects a decrease in depreciation expense of $73,000 and $135,000 due to purchase accounting for the year ending June 30, 1999 and the six months ending December 26, 1999, respectively.

(d) Reflects cost savings associated with the discontinued Urology division and UroQuest's corporate headquarters of $ 2,368,000 and $4,967,000 for the year ending June 30, 1999 and the six months ending December 26, 1999, respectively, and a reduction to depreciation expense of $215,000 and $176,000 for the year ending June 30, 1999 and the six months ending December 26, 1999, respectively due to purchase accounting.

(e) Reflects the additional amortization of acquisition related intangibles, including goodwill of $304,000 and $152,000 for the year ending June 30, 1999 and the six months ending December 26, 1999, respectively.

(f) Reflects anticipated cost savings associated with the discontinued Urology division and the UroQuest's corporate headquarters of $2,355,000 for the year ending June 30, 1999 and $70,000 for the six months ending December 26, 1999. Also includes a reduction to depreciation expense due to purchase accounting of $65,000 and $12,000 for the year ending June 30, 1999 and the six months ending December 26, 1999, respectively.

(g) Assumes the additional interest expense on the bank debt used to finance the acquisition at a 7.25% interest rate and elimination of UroQuest's net interest income as if the acquisition had occurred on July 1, 1998.

(h) The provision for taxes is adjusted to reflect a tax charge based on the effective U.S. tax rate of 40%.

CHEMFAB CORPORATION and UROQUEST                                   Exhibit 99.2
PRO FORMA COMBINED BALANCE SHEET
(Dollars in thousands)

                                                 Chemfab        UroQuest Adjustments      Combined
                                               (Unaudited)                (See Note 2)
                                                 12/26/99     12/27/99
                                               Historical     Historical   Pro Forma      Pro Forma
Current assets:
   Cash and cash equivalents ...............      3,161       1,217          62    (a)      4,440
   Receivables:
     Trade .................................     27,454       3,218        (100)   (a)     30,572
     Other .................................         75                                        75
   Costs and estimated earnings in excess of
     billings on uncompleted contracts .....      2,134                                     2,134
   Inventories .............................     22,841       2,950         338    (a)     26,129
   Prepaid expenses and other current assets      2,244          77                         2,321
   Deferred tax assets .....................      1,248                                     1,248
       Total current assets ................     59,157       7,462         300            66,919
Property, plant and equipment, at cost .....     61,281       7,484      (4,839)   (a)     63,926
   Less:  accumulated depreciation .........    (30,713)     (3,616)      3,616    (a)    (30,713)
       Property, plant and equipment, net ..     30,568       3,868      (1,223)   (a)     33,213
Goodwill, net of amortization ..............     23,103       9,624       1,645    (a)     34,372
Other acquisition intangibles ..............      2,114           8      11,850    (a)     13,972
Deferred tax assets ........................                    628      (1,476)   (a)       (848)
Total assets ...............................    114,942      21,590      11,096           147,628

Current liabilities:
   Accounts payable and accrued expenses ...     17,411       1,491       1,113    (a)     20,015
   Short term borrowings ...................     12,632                   6,000    (a)     18,632
   Accrued income taxes ....................      3,000          20                         3,020
   Billings in excess of costs and estimated
     earnings on uncompleted contracts .....         75          62                           137
       Total current liabilities ...........     33,118       1,573       7,113            41,804
Other liabilities ..........................      1,115                                     1,115
Long-term debt .............................          0                   24,000   (a)     24,000
Deferred tax liabilities ...................      2,394         712        (712)   (a)      2,394
Shareholders' equity:
   Common stock, par value $0.10 ...........        888                                       888
   Common stock, par value $0.001 ..........          0          13         (13)   (a)          0
   Additional paid-in capital ..............     27,468      37,433     (37,433)   (a)     27,468
   Retained earnings .......................     75,176     (18,141)     18,141    (a)     75,176
   Treasury stock, at cost .................    (23,464)                                  (23,464)
   Foreign currency translation adjustment .     (1,753)                                   (1,753)
       Total shareholders' equity ..........     78,315      19,305     (19,305)   (a)     78,315
Total liabilities and shareholders' equity .    114,942      21,590      11,096           147,628

See accompanying Notes to Pro Forma Combined Condensed Financial Statements.

CHEMFAB CORPORATION and UROQUEST
PRO FORMA COMBINED INCOME STATEMENTS
(Dollars in thousands)
(Unaudited)

                                         Chemfab      UroQuest Adjustments              Combined
                                        (Audited)                (See Note 2)
                                          For the Year Ended
                                         6/30/99       6/30/99
                                       Historical    Historical   Pro Forma             Pro Forma

Net sales ...........................   126,480       18,266                             144,746

Gross profit ........................    41,772        9,089         (177)    (b) (c)     50,684

Gross margin % ......................      33.0%       49.8%                                35.0%

Selling, general and
     administrative expenses ........    19,830        7,216       (2,583)    (d)         24,463
Intangible amortization .............     1,465          632          304     (e)          2,401
Research and development ............     3,568        4,193       (2,420)    (f)          5,341
Interest expense ....................       529          106        2,032     (g)          2,667
Interest income .....................      (262)        (337)         337     (g)           (262)
Other (income) expense, net .........       (55)                                             (55)
Special charges .....................     3,986                                            3,986
Income before taxes .................    12,711       (2,721)       2,153                 12,143

Provision for income taxes ..........     3,775          125         (202)    (h)          3,698

Net income ..........................     8,936       (2,846)       2,355                  8,445

Earnings per share of common stock:
 - Basic                                $  1.14                                         $   1.08
 - Diluted                              $  1.11                                         $   1.05

Weighted average common shares outstanding:

 - Basic                                  7,806                                            7,806
 - Diluted                                8,038                                            8,038

See accompanying Notes to Pro Forma Combined Condensed Financial Statements

CHEMFAB CORPORATION and UROQUEST
PRO FORMA COMBINED INCOME STATEMENTS
(Dollars in thousands)
(Unaudited)

                                               Chemfab           UroQuest Adjustments Combined
                                               (Audited)                 (See Note 2)
                                          For the Six Months Ended
                                               12/26/99    12/27/99
                                               Historical  Historical     Pro Forma       Pro Forma

Net sales .................................    57,147      10,249                         67,396

Gross profit ..............................    20,044       5,227         135    (c)      25,406

Gross margin % ............................      35.1%       51.0%

Selling, general and
     administrative expenses ..............     9,847       7,372      (5,143)   (d)      12,076
Intangible amortization ...................       950         316         152    (e)       1,418
Research and development ..................     1,581         968         (82)   (f)       2,467
Interest expense ..........................       193          37         973    (g)       1,203
Interest income ...........................       (74)       (142)        142    (g)         (74)
Other (income) expense, net ...............       112           0                            112
Special charges
Income before taxes .......................     7,435      (3,324)      4,093              8,204

Provision for income taxes ................     2,231         145         238    (h)       2,614

Net income ................................     5,204      (3,469)      3,855              5,590

Earnings per share of common stock:
  - Basic                                       $0.68                                    $  0.73
  - Diluted                                     $0.67                                    $  0.72

Weighted average common shares outstanding:

 - Basic                                        7,648                                     7,648
 - Diluted                                      7,795                                     7,795

See accompanying Notes to Pro Forma Combined Condensed Financial Statements.